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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 15, 2004
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                Date of Report (Date of earliest event reported)

                        CYPRESS SEMICONDUCTOR CORPORATION
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             (Exact name of registrant as specified in its charter)

       Delaware                        1- 10079                 94-2885898
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                     Identification  No.)

                             3901 North First Street
                         San Jose, California 95134-1599
                    (Address of principal executive offices)

                                 (408) 943-2600
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              (Registrant's telephone number, including area code)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial statements of business acquired. Not applicable.

          (b) Pro forma financial information. Not applicable.

          (c) Exhibits. The exhibit listed below is being furnished with this Form 8-K.

              Exhibit 99.1 Press Release dated as of July 15, 2004, entitled
                           "Cypress Reports Second Quarter 2004 Results."

ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION

        On July 15, 2004, Cypress Semiconductor Corporation issued a press release announcing its results for the fiscal quarter ended June 27, 2004. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

                      USE OF NON-GAAP FINANCIAL INFORMATION

        Cypress provides certain non-GAAP financial measures as additional information relating to its operating results. Cypress's management believes that the presentation of these measures provides useful information to investors regarding certain additional financial and business trends relating to its financial condition and results of operations. These measures are not in accordance with, or an alternative to, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. The calculations of non-GAAP net income (loss) have been adjusted to exclude the effects of acquisition-related costs, restructuring charges, impairments, asset write-downs, amortization of intangibles, gains on bond retirement and certain employee loan reserves and to reflect the tax effects of these adjustments.

        Pursuant to the requirements of Regulation G, we have provided a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

        The information in this Current Report on Form 8-K, including Exhibit
99.1 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Cypress, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CYPRESS SEMICONDUCTOR CORPORATION


Date: July 15, 2004                     By: /s/ Emmanuel Hernandez
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                                        Emmanuel Hernandez
                                        Chief Financial Officer, Executive Vice
                                        President, Finance and Administration

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                          INDEX TO EXHIBITS FILED WITH
               THE CURRENT REPORT ON FORM 8-K DATED JULY 15, 2004

  Exhibit                                Description
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  99.1        Press Release dated as of July 15, 2004, entitled
              "Cypress Reports Second Quarter 2004 Results."